SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   May 29, 2003



                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    1-11900                    75-2422983
     ---------------        ------------------------       -------------------
     (State or other        (Commission File Number)        (I.R.S. Employer
     jurisdiction of                                       Identification No.)
     incorporation)


        8200 Springwood Drive, Suite 230, Irving, TX             75063
        --------------------------------------------           ----------
          (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (972) 444-8280


         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

In exchange for an aggregate of $200,000 cash investment received on May 29, 2003, Integrated Security Systems, Inc. issued a promissory note to Frost National Bank FBO Renaissance US Growth Investment Trust PLC on May 30, 2003. The promissory note is in the original principal amount of $200,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on May 30, 2004. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.

As a part of this transaction, on May 30, 2003, Integrated Security Systems, Inc. issued a stock purchase warrant to Frost National Bank FBO Renaissance US Growth Investment Trust PLC. The stock purchase warrants entitles Frost National Bank FBO Renaissance US Growth Investment Trust PLC to purchase from the Company 1,000,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as an exhibit to this Current Report on Form 8-K.

In exchange for an aggregate of $200,000 cash investment, Integrated Security Systems, Inc. issued a promissory note to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 on May 30, 2003. The promissory note is in the original principal amount of $200,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on May 30, 2004. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.

As a part of this transaction, on May 30, 2003 Integrated Security Systems, Inc. issued a stock purchase warrant to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414. The stock purchase warrant entitles the HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 to purchase from the Company 1,000,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as an exhibit to this Current Report on Form 8-K.

In exchange for an aggregate of $100,000 cash investment, Integrated Security Systems, Inc. issued a promissory note to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. on June 18, 2003. The promissory note is in the original principal amount of $100,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on June 18, 2004. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.

As a part of this transaction, on June 18, 2003, Integrated Security Systems, Inc. issued a stock purchase warrant to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. The stock purchase warrants entitles Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. to purchase from the Company 500,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as an exhibit to this Current Report on Form 8-K.


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         4.1 Promissory Note, dated May 30, 2003, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $200,000.

         4.2 Stock Purchase Warrant, dated May 30, 2003, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.

         4.3 Promissory Note, dated May 30, 2003, payable to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 in the amount of $200,000.

         4.4 Stock Purchase Warrant, dated May 30, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.

         4.5 Promissory Note, dated June 18, 2003, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $100,000.

         4.6 Stock Purchase Warrant, dated June 18, 2003, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.





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


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Integrated Security Systems, Inc.
                                      (Registrant)



 July 18, 2003                        /s/ C. A. RUNDELL, JR.
 ------------------------------       ------------------------------------------
 (Date)                               C. A. Rundell, Jr.
                                      Director, Chairman of the Board and Chief
                                      Executive Officer (Principal Executive and
                                      Financial Officer)





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                                  Exhibit Index

 Exhibit
 Number          Description
 -----------     ---------------------------------------------------------------

 4.1 Promissory Note, dated May 30, 2003, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $200,000.

 4.2 Stock Purchase Warrant, dated May 30, 2003, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.

 4.3 Promissory Note, dated May 30, 2003, payable to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 in the amount of $200,000.

 4.4 Stock Purchase Warrant, dated May 30, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.

 4.5 Promissory Note, dated June 18, 2003, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $100,000.

 4.6 Stock Purchase Warrant, dated June 18, 2003, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.




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